UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2005
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Master Services Agreement, dated as of September 30, 2005
Visteon Hourly Employee Lease Agreement
Visteon Salaried Employee Lease Agreement
Purchase and Supply Agreement, dated as of September 30, 2005
Purchase and Supply Agreement, dated as of September 30, 2005
Intellectual Property Contribution Agreement
Software License and Contribution Agreement
Visteon Salaried Employee Lease Agreement
Hourly Employee Conversion Agreement
Visteon Salaried Employee Transition Agreement
Escrow Agreement, dated as of October 1, 2005
Reimbursement Agreement, dated as of October 1, 2005
Purchase and Supply Agreement
Intellectual Property License Agreement
Amendment Number Two To Amended and Restated Employee Transition Agreement
Press Release dated October 1, 2005

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01. Entry into a Material Definitive Agreement.
     On September 30, 2005, Visteon Corporation (“Visteon”) completed the transfer of certain assets associated with the businesses operated at certain of its North American facilities (the “Business”) to Automotive Components Holdings, LLC (formerly known as VFH Holdings, LLC, “ACH”), a wholly owned subsidiary of Holdings (as defined below), and its subsidiaries pursuant to the terms of the Contribution Agreement, dated as of September 12, 2005 (the “Contribution Agreement”), between Visteon and Automotive Components Holdings, Inc. (formerly known as VHF Holdings, Inc., “Holdings”), a wholly-owned subsidiary of Visteon. Also, in accordance with the Contribution Agreement, on September 30, 2005, Visteon entered into the following agreements:
     (i) Master Services Agreement. Pursuant to the Master Services Agreement, dated as of September 30, 2005 (the “Master Services Agreement”), between Visteon and ACH, Visteon will provide certain information technology and other transitional services (e.g., human resources and accounting services) to ACH. The services will be provided at a rate approximately equal to Visteon’s cost until such time as the services are no longer required by ACH but not later than December 31, 2008. ACH may elect to continue to obtain services for up to an additional 12 month period at cost plus a 5% mark-up. In the event that a component of the Business is sold to a third party, services will be provided by Visteon for up to 24 months after each such sale, as requested by the buyer, on additional terms. Subject to certain limitations, ACH may terminate the Master Services Agreement prior to the expiration of its term upon 30 days prior written notice to Visteon.
     (ii) Visteon Hourly Employee Lease Agreement. Pursuant to the Visteon Hourly Employee Lease Agreement, effective as of October 1, 2005, between Visteon and ACH, Visteon will provide ACH with the services of (A) any new hourly employees hired under the terms of the Master Visteon-UAW Collective Bargaining Agreement and (B) hourly employees covered by the UAW Local #1216-Visteon Corporation Regional Assembly and Manufacturing LLC, Bellevue Plant, Labor Agreement. The services will be provided at a rate approximately equal to Visteon’s cost until the termination of employment of all of the leased employees or earlier agreement of the parties. In the event of a sale or transfer of all or part of the Business to a third party, Visteon and ACH will agree on the disposition of the leased employees, subject to UAW consent, and Visteon will provide human resource services to the buyer under the terms of the Master Services Agreement, described above, for up to 24 months.
     (iii) Visteon Salaried Employee Lease Agreement. Pursuant to the Visteon Salaried Employee Lease Agreement, effective as of October 1, 2005 (the “Salaried Employee Lease Agreement”), between Visteon and ACH, Visteon will provide ACH with the services of Visteon salaried employees to enable ACH to continue to conduct the Business. Visteon will lease salaried employees and provide agency employees to ACH at a rate approximately equal to Visteon’s cost until December 31, 2009, unless the parties agree to an earlier termination date. The term may be extended at ACH’s option for an additional 12 month period ending December 31, 2010, during which ACH will reimburse Visteon for its costs plus a mark-up of 5% (excluding certain taxes). Upon a sale or transfer of all or a part of the Business, Visteon, ACH and the buyer will mutually agree on terms for transitioning the leased employees to the buyer, and

Visteon will provide human resources services to the buyer for up to 24 months pursuant to the Master Services Agreement, or under similar terms and conditions after the termination of that agreement. Leased employees who do not receive offers of comparable employment from the buyer will be eligible for severance benefits, the costs of which will be reimbursed to Visteon by Ford Motor Company (“Ford”) under the terms of the Reimbursement Agreement (as defined below).
     (iv) Purchase and Supply Agreements. On September 30, 2005, Visteon entered into two Purchase and Supply Agreements with ACH which terminate on December 31, 2008 and set forth the supply obligations, pricing and related matters for certain parts, components and systems that are manufactured by one party and supplied to the other.
     (v) IP and Software Agreements. On September 30, 2005, Visteon entered into the Intellectual Property Contribution Agreement with Visteon Global Technologies, Inc. (“VGTI), Holdings and ACH, and the Software License and Contribution Agreement with VGTI and Holdings. These agreements allocate certain intellectual property rights among the parties associated with transferring the Business to ACH.
     On October 1, 2005, Ford acquired from Visteon all of the issued and outstanding shares of common stock of Holdings in exchange for Ford’s payment to Visteon of approximately $311 million (net of the amount due in repayment of the $250 million loan made by Ford to Visteon on September 19, 2005 and other amounts), as well as the forgiveness of certain OPEB liabilities and other obligations relating to hourly employees associated with the Business, and the assumption of certain other liabilities with respect to the Business, each in accordance with the Visteon “B” Purchase Agreement, dated as of September 12, 2005 (the “Purchase Agreement”), between Visteon and Ford. Also, in accordance with the Purchase Agreement, on October 1, 2005, Visteon entered into the following agreements:
     (i) Salaried Employee Lease Agreement. On October 1, 2005, Visteon and Ford entered into a salaried employee lease agreement that is substantially similar to the Salaried Employee Lease Agreement described above, providing for the lease to Ford of certain salaried employees employed at, or principally supporting, the plants located in Rawsonville and Sterling Heights, Michigan from the date each such plant is transferred by ACH to Ford until January 1, 2006.
     (ii) Hourly Employee Conversion Agreement. On October 1, 2005, Visteon and Ford entered into the Visteon Hourly Employee Conversion Agreement, dated effective as of October 1, 2005, pursuant to which the parties have transferred Visteon hourly employees subject to Visteon’s collective bargaining agreement with the UAW to Ford under the terms of the UAW-Ford collective bargaining agreement.
     (iii) Visteon Salaried Employee Transition Agreement. On October 1, 2005, Visteon entered into the Visteon Salaried Employee Transition Agreement, dated as of October 1, 2005 (the “Employee Transition Agreement”), with Ford. The Employee Transition Agreement provides that, in the event that ACH transfers its plants located in Rawsonville and/or Sterling Heights, Michigan to Ford, the salaried employees employed at such plants or principally supporting those plants will become Ford salaried employees effective as of January 1, 2006.

     In accordance with the Visteon “A” Transaction Agreement, dated as of September 12, 2005, between Visteon and Ford, Visteon entered into the following agreements:
     (i) Warrant and Stockholder Agreement. On October 1, 2005, Visteon issued to Ford a warrant (the “Warrant”) to purchase 25 million shares of Visteon common stock at an exercise price equal to $6.90 per share, and entered into the Stockholder Agreement, dated as of October 1, 2005, with Ford, which provides Ford with certain registration rights with respect to the shares of common stock underlying the Warrant and contains restrictions on the transfer of the Warrant and the underlying shares of common stock.
     (ii) Escrow Agreement. On October 1, 2005, Visteon entered into the Escrow Agreement, dated as of October 1, 2005 (the “Escrow Agreement”), with Ford and Deutsche Bank Trust Company Americas, as escrow agent, pursuant to which Ford paid $400 million into an escrow account for use by Visteon to restructure its businesses. The Escrow Agreement provides that Visteon will be reimbursed from the escrow account for the first $250 million of reimbursable restructuring costs, and up to one half of the next $300 million of such costs. In addition, any residual amounts in the escrow account after December 31, 2012 would be paid to Visteon, except in the event of a “change of control” of Visteon (as defined in the Escrow Agreement), and in which event any residual amounts will be paid to Ford.
     (iii) Reimbursement Agreement. On October 1, 2005, Visteon entered into a Reimbursement Agreement, dated as of October 1, 2005 (the “Reimbursement Agreement”), with Ford, pursuant to which Ford has agreed to reimburse Visteon for up to $150 million of separation costs associated with those Visteon salaried employees who are assigned to work at ACH, and whose services are no longer required by ACH or a subsequent buyer (the “Employee Restructuring Costs”). The Reimbursement Agreement provides that Ford will reimburse Visteon for the first $50 million of the Employee Restructuring Costs, and up to one half of the next $200 million of such costs. In addition, Ford will pay into the escrow account under the Escrow Agreement any unused funds as of December 31, 2009 (or, if earlier, the date on which there are no longer any Visteon salaried employees leased to ACH).
     (iv) Purchase and Supply Agreement. On October 1, 2005, Visteon entered into a Purchase and Supply Agreement, dated as of October 1, 2005, with Ford which sets forth the supply obligations, pricing and related matters for certain parts, components and systems that are manufactured by Visteon and supplied to Ford.
     (v) IP License Agreement. On October 1, 2005, Visteon entered into an Intellectual Property License Agreement with VGTI and Ford, providing for the allocation of certain intellectual property rights among the parties associated with transferring the Business to ACH.
     (vi) Employee Transition Agreement Amendment. On October 1, 2005, Visteon and Ford amended the Amended and Restated Employee Transition Agreement, dated as of December 19, 2003, pursuant to which Ford released Visteon from its obligations to reimburse Ford for the cost of providing post-retirement health and life benefits, and its pre-funding obligations with respect to such benefits associated with certain employees who are eligible or who may become eligible to retire under the Ford General Retirement Plan, and Ford has agreed to reimburse Visteon for one half the cost of certain OPEB and pension expenses associated with leased employees who retire as a result of a sale, closure or exit of a ACH operation.
     Pursuant to the agreements described above, Visteon and Ford terminated certain existing commercial agreements, including the Funding Agreement, dated as of March 10, 2005, as amended, the Master Equipment Bailment Agreement, dated as of March 10, 2005, as amended, their Purchase and Supply Agreement, dated as of December 19, 2003, and their 2003 Relationship Agreement, dated as of December 19, 2003, as well as their Amended and Restated Hourly Employee Assignment Agreement, dated as of April 1, 2000, as amended and restated as of December 19, 2003.
     The description of the above-referenced documents does not purport to be complete and is qualified in its entirety by reference to the complete text of the documents referred to above, copies of which are filed as Exhibits 10.1 through 10.15 hereto and incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
     The information set forth in Item 1.01 above is incorporated herein by reference.
SECTION 2 – FINANCIAL INFORMATION
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The information set forth in Item 1.01 above is incorporated herein by reference.
     Visteon was a wholly-owned subsidiary of Ford until it was spun off from Ford in June of 2000. Ford is Visteon’s largest customer and the parties have a number of agreements relating to commercial and employee matters.
SECTION 8 – OTHER EVENTS
Item 8.01. Other Events.
     On October 1, 2005, Visteon announced that it had completed the transactions with Ford that effectuate, among other things, the transfer of certain North American assets of Visteon to an entity that will be controlled by Ford. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
To be filed by amendment.
(d) Exhibits.

Exhibit No.	Description
10.1	Master Services Agreement, dated as of September 30, 2005, between Visteon and ACH

10.2	Visteon Hourly Employee Lease Agreement, effective as of October 1, 2005, between Visteon and ACH

10.3	Visteon Salaried Employee Lease Agreement, effective as of October 1, 2005, between Visteon and ACH

10.4	Purchase and Supply Agreement, dated as of September 30, 2005, between Visteon (as seller) and ACH (as buyer)†

10.5	Purchase and Supply Agreement, dated as of September 30, 2005, between ACH (as seller) and Visteon (as buyer)†

10.6	Intellectual Property Contribution Agreement, dated as of September 30, 2005, among Visteon, VGTI, Holdings and ACH

10.7	Software License and Contribution Agreement, dated as of September 30, 2005, among Visteon, VGTI and Holdings

10.8	Visteon Salaried Employee Lease Agreement (Rawsonville/Sterling), dated as of October 1, 2005, between Visteon and Ford

10.9	Visteon Hourly Employee Conversion Agreement, dated effective as of October 1, 2005, between Visteon and Ford

10.10	Visteon Salaried Employee Transition Agreement, dated as of October 1, 2005, between Visteon and Ford

10.11	Escrow Agreement, dated as of October 1, 2005, among Visteon, Ford and Deutsche Bank Trust Company Americas, as escrow agent

10.12	Reimbursement Agreement, dated as of October 1, 2005, between Visteon and Ford

10.13	Purchase and Supply Agreement, dated as of October 1, 2005, between Visteon (as seller) and Ford (as buyer)†

10.14	Intellectual Property License Agreement, dated as of October 1, 2005, among Visteon, VGTI and Ford

10.15	Amendment Number Two, effective as of October 1, 2005, to Amended and Restated Employee Transition Agreement, dated as of April 1, 200 and restated as of December 19, 2003, between Visteon and Ford

99.1	Press release dated October 1, 2005

†	Portions of these exhibits have been redacted pursuant to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The redacted material was filed separately with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: October 6, 2005	By:	/s/ John Donofrio
John Donofrio
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page
10.1	Master Services Agreement, dated as of September 30, 2005, between Visteon Corporation and Automotive Components Holdings, LLC

10.2	Visteon Hourly Employee Lease Agreement, effective as of October 1, 2005, between Visteon Corporation and Automotive Components Holdings, LLC

10.3	Visteon Salaried Employee Lease Agreement, effective as of October 1, 2005, between Visteon Corporation and Automotive Components Holdings, LLC

10.4	Purchase and Supply Agreement, dated as of September 30, 2005, between Visteon Corporation (as seller) and Automotive Components Holdings, LLC (as buyer) †

10.5	Purchase and Supply Agreement, dated as of September 30, 2005, between Automotive Components Holdings, LLC (as seller) and Visteon Corporation (as buyer) †

10.6	Intellectual Property Contribution Agreement, dated as of September 30, 2005, among Visteon Corporation, Visteon Global Technologies, Inc., Automotive Components Holdings, Inc. and Automotive Components Holdings, LLC

10.7	Software License and Contribution Agreement, dated as of September 30, 2005, among Visteon Corporation, Visteon Global Technologies, Inc. and Automotive Components Holdings, Inc.

10.8	Visteon Salaried Employee Lease Agreement (Rawsonville/Sterling), dated as of October 1, 2005, between Visteon Corporation and Ford Motor Company

10.9	Visteon Hourly Employee Conversion Agreement, dated effective as of October 1, 2005, between Visteon Corporation and Ford Motor

Exhibit No.	Description	Page
Company

10.10	Visteon Salaried Employee Transition Agreement, dated effective as of October 1, 2005, between Visteon Corporation and Ford Motor Company

10.11	Escrow Agreement, dated as of October 1, 2005, among Visteon Corporation, Ford Motor Company and Deutsche Bank Trust Company Americas, as escrow agent

10.12	Reimbursement Agreement, dated as of October 1, 2005, between Visteon Corporation and Ford Motor Company

10.13	Purchase and Supply Agreement, dated as of October 1, 2005, between Visteon Corporation (as seller) and Ford Motor Company (as buyer) †

10.14	Intellectual Property License Agreement, dated as of October 1, 2005, among Visteon Corporation, Visteon Global Technologies, Inc. and Ford Motor Company

10.15	Amendment Number Two, effective as of October 1, 2005, to Amended and Restated Employee Transition Agreement, dated as of April 1, 200 and restated as of December 19, 2003, between Visteon Corporation and Ford Motor Company

99.1	Press Release dated October 1, 2005.

†	Portions of these exhibits have been redacted pursuant to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The redacted material was filed separately with the Securities and Exchange Commission.